UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-5074

                   Dreyfus BASIC U.S. Mortgage Securities Fund
                (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 922-6000


Date of fiscal year end:   12/31

Date of reporting period:  6/30/03



                                  FORM N-CSR


ITEM 1. REPORTS TO STOCKHOLDERS.

      Dreyfus BASIC
      U.S. Mortgage
      Securities Fund

      SEMIANNUAL REPORT June 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Financial Futures

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                            23   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                  Dreyfus BASIC
                                                  U.S. Mortgage Securities Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus BASIC U.S. Mortgage Securities Fund covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Michael Hoeh.

Bonds continued to rally during the first half of 2003, with prices driven higher by a combination of declining interest rates and improving investor sentiment. Most notably, corporate bonds rose sharply as companies paid down debt, trimmed expenses and adopted more rigorous standards of corporate governance in the wake of last year's high-profile accounting scandals. However, the bond market' s strong performance over the past several years has had a downside: yields on some types of bonds are hovering near historical lows. For many investors, maintaining a steady stream of current income has been a challenge.

What should an income-oriented investor do now? While we believe that bonds continue to represent an important component of a well-balanced investment portfolio, your financial advisor may be in the best position to recommend the income strategies that are right for you in today's low interest-rate environment.

Thank you for your continued confidence and support.

Sincerely,


/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2003




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager

How did Dreyfus BASIC U.S. Mortgage Securities Fund perform relative to its benchmark?

For the six-month period ended June 30, 2003, the fund achieved a total return of 1.46% and provided aggregate income dividends of approximately $0.2827.(1) In comparison, the fund's benchmark, the Lehman Brothers GNMA Index (the "Index"), achieved a total return of 1.39% for the same period.(2)

While mortgage-backed securities benefited from falling interest rates, their returns were hindered by a surge in mortgage refinancing activity during the reporting period. The fund' s return was higher than that of its benchmark, primarily because of its security-selection strategy and its relatively long average duration -- a measure of sensitivity to changing interest rates.

What is the fund's investment approach?

The fund seeks to maximize total return consisting of capital appreciation and current income. The fund invests primarily in Government National Mortgage Association ("Ginnie Mae") securities. The fund may also invest in U.S. Treasury securities, asset-backed securities and other non-agency, mortgage-backed securities.

We typically use a four-step investment approach:

* PREPAYMENT TREND ANALYSIS measures the rate at which homeowners are likely to prepay their mortgages because of home sales or refinancing. An increase in this trend can adversely affect returns provided by mortgage-related securities.

* OPTION-ADJUSTED SPREAD ANALYSIS compares the early redemption characteristics of different mortgage-backed securities with other securities, such as U.S. Treasuries, to help us measure their vulnerability to early redemption.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

* CASH FLOW STRUCTURE ANALYSIS helps us determine the predictability and security of cash flows provided by different bond structures. We evaluate fixed-rate versus floating-rate securities as well as different maturities such as 15-, 20- and 30-year mortgages.

* TOTAL-RATE-OF-RETURN SCENARIOS calculate expected rates of return for each security relative to U.S. Treasury securities under different interest-rate scenarios over a six-month time frame. This helps us estimate which securities are likely to provide above-average returns in any given interest-rate environment.

What other factors influenced the fund's performance?

The fund was primarily affected by declining short-term interest rates, a persistently weak U.S. economy and low inflation during the reporting period. These influences produced both positive and negative market forces.

On the positive side, the Federal Reserve Board reduced short-term interest rates by 25 basis points in late June, its thirteenth rate-cut for the current cycle that began in January 2001, driving the federal funds rate to just 1%. In this low-inflation environment, most long-term bond yields declined in anticipation of the rate-cut, producing attractive levels of capital appreciation for many fixed-income securities. Mortgage-backed securities benefited from this trend.

On the negative side, lower interest rates translated into further declines in mortgage rates, prompting a record number of homeowners to refinance their mortgages. Because prepayments of underlying mortgages effectively returns principal to bondholders, this phenomenon held back returns of existing mortgage-backed securities. As a result, agency mortgage-backed securities provided lackluster performance relative to returns from some other market sectors.

We attempted to mitigate the adverse effects of mortgage prepayments through our security selection strategy, which emphasized some of the better performing areas of the mortgage-backed market. For example, although the fund's investments in 30-year, current coupon Ginnie

Mae mortgage-backed securities tended to yield less than many more seasoned issues, their lower-rate underlying mortgages were less likely to be refinanced. In addition, we invested a portion of the fund's assets in securities that were not subject to early prepayments, including commercial mortgage-backed securities, U.S. Treasury securities and asset-backed securities.

Finally, the fund benefited from its relatively long average duration during much of the reporting period, which enabled it to maintain higher yields and capture the effects of capital appreciation more completely as interest rates declined.

What is the fund's current strategy?

As of the reporting period's end, approximately 80% of the fund's assets were invested in Ginnie Mae mortgages, about 4% in Fannie Mae and Freddie Mac mortgages, 3% in U.S. Treasuries and the balance in non-agency mortgages, asset-backed securities and commercial mortgage-backed securities.

We recently began to reduce the fund's defensive posture after seeing evidence that refinancing activity is abating. We have moved more of the fund's assets into higher-coupon Ginnie Mae securities, and we have taken profits by reducing the fund's holdings of commercial mortgage-backed securities. We have also reduced the fund's average duration to a range we consider neutral relative to the benchmark. In our view, these strategies are prudent as market conditions evolve.

July 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN WHICH SHAREHOLDERS ARE GIVEN AT LEAST 90 DAYS' NOTICE, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS GNMA INDEX (UNHEDGED) IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET CONSISTING OF 15- AND 30-YEAR FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.

                                                             The Fund



STATEMENT OF INVESTMENTS

June 30, 2003 (Unaudited)

                                                                                               Principal
BONDS AND NOTES--120.1%                                                                       Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/
  MORTGAGE-BACKED--90.3%

Government National Mortgage Association I:

   5%                                                                                         7,750,000  (a)           7,938,867

   5.5%                                                                                     109,173,000  (a)         113,666,066

   5.5%, 4/15/2033                                                                            9,974,688               10,411,082

   6%                                                                                         6,000,000  (a)           6,279,360

   6%, 2/15/2026-5/15/2033                                                                   14,600,006               15,317,789

   6.5%, 10/15/2010-6/15/2032                                                                 3,000,601                3,152,839

   7%, 1/15/2024-2/15/2024                                                                      377,830                  401,797

   7.5%, 12/15/2023                                                                              69,835                   74,833

   8%, 4/15/2008-12/15/2022                                                                   2,065,260                2,235,870

   8.5%, 2/15/2005-3/15/2022                                                                    262,674                  287,421

   9%, 11/15/2019-11/15/2022                                                                     58,886                   65,706

   9.5%, 9/15/2019-12/15/2021                                                                    86,071                   97,141

   Construction Loans,

      7.25%, 4/15/2032                                                                        1,525,000                1,784,237

   Project Loans:

      6.375%, 10/15/2033-1/15/2034                                                            4,223,617                4,372,720

      6.4%, 10/15/2033                                                                        1,775,708                1,994,884

      6.43%, 9/15/2033                                                                        1,439,924                1,618,562

      6.45%, 3/15/2034                                                                        2,446,116                2,686,906

      6.55%, 12/15/2033                                                                         677,708                  757,969

      6.6%, 5/15/2028                                                                         1,826,896                2,035,273

      6.625%, 3/15/2029                                                                         586,436                  658,456

      6.7%, 3/15/2028                                                                           609,243                  642,558

                                                                                                                     176,480,336

Government National Mortgage Association II:

   4%, 7/20/2030-8/20/2030                                                                      834,456  (b)             861,373

   4.25%, 4/20/2030                                                                           1,701,774  (b)           1,728,935

   4.5%, 8/20/2032                                                                            9,292,152  (b)           9,495,278

   5%, 6/20/2032                                                                              7,137,004  (b)           7,269,325

   6%, 2/20/2033                                                                             26,589,262               27,727,549

   6.5%, 5/20/2031-6/20/2031                                                                  5,502,782                5,750,408

   7%, 12/20/2027-8/20/2031                                                                   8,895,644                9,365,568

   8%, 9/20/2029-2/20/2034                                                                      182,206                  194,937

   9%, 1/20/2020-7/20/2025                                                                      165,804                  183,567

   9.5%, 9/20/2021-12/20/2021                                                                    48,633                   54,698

                                                                                                                      62,631,638


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/
  MORTGAGE-BACKED (CONTINUED)

Federal Home Loan Mortgage Corp.,

  Multiclass Mortgage Participation Ctfs.,

  REMIC:

      Ser. 2128, Cl. PB, 5.5%, 1/15/2011                                                      1,586,036                1,595,323

      Ser. 2143, Cl. CU, 5.75%, 12/15/2024                                                    3,000,000                3,032,489

      Stripped Securities, Interest Only Class:

         Ser. 1590, Cl. JA, 6.5%, 10/15/2021                                                    992,008  (c)               9,938

         Ser. 1916, Cl. PI, 7%, 12/15/2011                                                      261,046  (c)              20,416

         Ser. 1987, Cl. PI, 7%, 9/15/2012                                                       309,622  (c)              31,950

         Ser. 1999, Cl. PW, 7%, 8/15/2026                                                       273,793  (c)               4,435

         Ser. 2167, Cl. AM, 7%, 11/15/2015                                                      671,808  (c)              42,378

         Ser. 2419, Cl. IE, 6.5%, 10/15/2027                                                  3,970,069  (c)              44,840

         Ser. 2448, Cl. IJ, 6.5%, 2/15/2023                                                   1,447,680  (c)              11,306

         Ser. 2520, Cl. PI, 5.5%, 1/15/2026                                                   7,645,957  (c)             536,446

         Ser. 2532, Cl. IS, 5.5%, 11/15/2017                                                  2,727,454  (c)             187,136

         Ser. 2550, Cl. IO, 5.5%, 6/15/2027                                                  19,672,152  (c)           1,641,751

         Ser. 2574, Cl. IB, 5.5%, 5/15/2026                                                   4,680,469  (c)             575,993

         Ser. 2581, Cl. IC, 5.5%, 6/15/2019                                                   9,134,000  (c)             841,078

                                                                                                                       8,575,479

Federal Housing Administration,

   Project Loans, 7.2%, 2/1/2033                                                              1,083,085                1,097,301

Federal National Mortgage Association:

   5%, 1/1/2018-5/1/2018                                                                      1,539,617                1,593,011

   6.2%, 1/1/2011                                                                             2,341,271                2,709,566

   REMIC Trust, Gtd. Pass-Through Ctfs.,

      Stripped Securities, Interest Only Class:

         Ser. 1997-74, Cl. PK, 7%, 11/15/2027                                                 1,225,860  (c)             127,003

         Ser. 2001-74, Cl. HI, 6%, 9/25/2020                                                  1,082,288  (c)               4,614

         Ser. 2001-74, Cl. LI, 6%, 9/25/2020                                                  2,112,285  (c)              15,289

         Ser. 2002-76, Cl. PI, 5.5%, 12/25/2025                                              15,793,952  (c)             690,654

         Ser. 2002-95, Cl. IJ, 5.5%, 6/25/2029                                                8,051,408  (c)           1,032,823

         Ser. 2003-8, Cl. PI, 5.5%, 10/25/2021                                                3,000,000  (c)             252,948

      Whole Loan:

         Ser. 2001-W1, Cl. AF6, 6.402%, 7/25/2031                                               819,000                  883,898

         Ser. 2001-W2, Cl. AF3, 5.258%, 5/25/2029                                             1,799,287                1,805,980

                                                                                                                       9,115,786

TOTAL U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED                                                                       257,900,540

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED CTFS.-HOME EQUITY--3.3%

Conseco Finance,

   Ser. 2001-D, Cl. A4, 5.53%, 2032                                                           4,350,000                4,447,026

EQCC Home Equity Loan Trust,

   Ser. 1997-1, Cl. A6, 7.56%, 2028                                                             500,000                  513,961

INDYMAC Home Equity Loan,

   Ser. 2001-A, Cl. AF4, 6.607%, 2029                                                         3,565,344                3,609,982

The Money Store Home Equity Trust,

   Ser. 1998-B, Cl. AF8, 6.11%, 2010                                                            735,414                  760,738

                                                                                                                       9,331,707

COMMERCIAL MORTGAGE
   PASS-THROUGH CTFS.--16.2%

Banc of America Large Loan,

   Ser. 2001-FMA, Cl. A2, 6.49%, 2016                                                         3,500,000  (d)           3,967,331

CS First Boston Mortgage Securities:

   Ser. 1998-C1, Cl. A1A, 6.26%, 2040                                                         5,337,049                5,711,770

   Ser. 1998-C1, Cl. C, 6.78%, 2009                                                             485,000                  556,649

Commercial Mortgage,

   Ser. 2001-FL5A, Cl. G, 2.265%, 2013                                                        7,000,000  (b,d)         6,898,664

First Union NB-Bank of America,

   Ser. 2001-C1, Cl. G, 6.936%, 2033                                                         10,000,000  (d)          11,251,953

GS Mortgage Securities II,

   Ser. 2001-LIBA, Cl. A2, 6.615%, 2016                                                         320,000  (d)             357,881

Office Portfolio Trust,

   Ser. 2001-HRPA, Cl. A1, 6.151%, 2016                                                         827,816  (d)             916,935

PNC Mortgage Acceptance,

   Ser. 2000-C2, Cl. C, 7.64%, 2033                                                           1,423,000                1,749,364

Structured Asset Securities,

   Ser. 2000-3, Cl. 2A6, 8%, 2030                                                             4,668,729                4,753,609

Wachovia Bank Commercial Mortgage Trust:

   Ser. 2002-WHL, Cl. L, 4.18%, 2015                                                          7,300,000  (b,d)         7,190,688

   Ser. 2003-WHL2, Cl. K, 1.89%, 2013                                                         3,000,000  (b,d)         2,868,810

                                                                                                                      46,223,654

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--7.6%

BA Mortgage Securities,

   Ser. 1998-2, Cl. 2B2, 6.5%, 2013                                                             223,252                  236,338

Bank of America Mortgage Securities,

   Ser. 2001-10, CI. 2B3, 6.25%, 2016                                                           187,199                  198,374


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Chase Mortgage Finance,

   Ser. 1998-S3, Cl. B2, 6.5%, 2013                                                             507,972                  541,360

Countrywide Home Loans:

   Ser. 1999-12, Cl. B2, 7.5%, 2029                                                           1,187,053                1,253,915

   Ser. 2000-8, Cl. B2, 7.5%, 2031                                                            3,198,836                3,349,728

   Ser. 2000-9, Cl. B2, 7.5%, 2031                                                              969,238                  991,078

GE Capital Mortgage Services,

   Ser. 2000-8, Cl. A, 7.5%, 2015                                                               138,944                  138,826

Norwest Asset Securities:

   Ser. 1997-20, Cl. B2, 6.75%, 2012                                                            241,894                  254,285

   Ser. 1998-18, Cl. B3, 6.25%, 2028                                                            822,301                  870,747

Ocwen Residential MBS,

   Ser. 1998-R1, Cl. B1, 7%, 2040                                                               364,571  (d)             376,760

PNC Mortgage Securities:

   Ser. 1997-8, Cl. 3B3, 6.75%, 2012                                                            191,499                  203,413

   Ser. 1998-2, Cl. 3B3, 6.75%, 2013                                                            391,273                  413,544

   Ser. 1998-2, Cl. 4B3, 6.75%, 2027                                                            318,993                  340,548

   Ser. 1998-11, Cl. 2B3, 6.25%, 2013                                                           404,386                  429,255

   Ser. 1998-14, Cl. CB4, 6.25%, 2029                                                         2,624,795                2,671,857

   Ser. 1999-9, Cl. 1B3, 7%, 2029                                                               952,206                1,001,520

Residential Funding Mortgage Securities I:

   Ser. 1997-S4, Cl. B1, 7%, 2012                                                               275,431                  293,127

   Ser. 1997-S10, Cl. M3, 7%, 2012                                                              312,891                  335,123

   Ser. 1997-S11, Cl. M3, 7%, 2012                                                              405,628                  432,430

   Ser. 1997-S19, Cl. M3, 6.5%, 2012                                                            422,067                  447,283

   Ser. 1997-S21, Cl. M3, 6.5%, 2012                                                            240,861                  254,002

   Ser. 1998-NS1, Cl. M2, 6.375%, 2009                                                           88,158                   93,493

   Ser. 1998-NS1, Cl. M3, 6.375%, 2009                                                           44,079                   46,749

   Ser. 1998-S9, Cl. 1M3, 6.5%, 2013                                                            727,602                  769,653

   Ser. 1998-S14, Cl. M3, 6.5%, 2013                                                            652,977                  694,700

Washington Mutual,

   Ser. 2003-AR5, Cl. A3, 3.112%, 2033                                                        5,100,000                5,131,875

                                                                                                                      21,769,983

U.S. GOVERNMENT--2.3%

U.S. Treasury Notes:

   1.625%, 1/31/2005                                                                            314,000                  316,257

   6.75%, 5/15/2005                                                                           5,767,000  (e)           6,352,927

                                                                                                                       6,669,184

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--.4%

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                          1,009,357  (f)           1,096,644

TOTAL BONDS AND NOTES

   (cost $344,006,222)                                                                                               342,991,712
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--18.0%                                                                         Shares  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                    17,180,000  (g)          17,180,000

Dreyfus Institutional Cash Advantage Plus Fund                                               17,180,000  (g)          17,180,000

Dreyfus Institutional Preferred Plus Money Market Fund                                       17,180,000  (g)          17,180,000

TOTAL OTHER INVESTMENTS

   (cost $51,540,000)                                                                                                 51,540,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--2.9%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

1.14%, 7/10/2003                                                                              1,700,000                1,699,694

1.05%, 8/21/2003                                                                              4,300,000                4,295,184

1.17%, 8/28/2003                                                                                890,000                  888,852

..82%, 12/18/2003                                                                              1,440,000                1,433,693

TOTAL SHORT-TERM INVESTMENTS

   (cost $8,315,985)                                                                                                   8,317,423
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $403,862,207)                                                                           141.0%              402,849,135

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (41.0%)            (117,239,244)

NET ASSETS                                                                                       100.0%              285,609,891



(A)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(B)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  NOTIONAL FACE AMOUNT SHOWN.

(D) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2003, THESE SECURITIES AMOUNTED $33,829,022 OR 11.8% OF NET ASSETS.

(E)  PARTIALLY  HELD BY A  BROKER  AS  COLLATERAL  FOR  OPEN  FINANCIAL  FUTURES
     POSTITONS.

(F) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES IN THE CONSUMER PRICE INDEX.

(G)  INVESTMENTS IN AFFILIATED MONEY MARKET MUTUAL FUNDS--SEE NOTE 3(D).

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

June 30, 2003 (Unaudited)



                                                                                                                       Unrealized
                                                                Market Value                                         Appreciation
                                                                  Covered by                                       (Depreciation)
                                            Contracts           Contracts ($)                 Expiration            at 6/30/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

U.S. Treasury 5 Year Notes                        177          20,377,125                 September 2003                (12,453)

U.S. Treasury 10 Year Notes                       121          14,209,938                 September 2003                (74,680)

FINANCIAL FUTURES SHORT

U.S. Agency 10 Year Notes                         292          33,552,625                 September 2003                 391,070

                                                                                                                         303,937

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           403,862,207   402,849,135

Cash                                                                  5,007,675

Receivable for investment securities sold                            49,379,672

Interest receivable                                                   1,760,110

Receivable for shares of Beneficial Interest subscribed                  63,676

Paydowns receivable                                                      14,406

Prepaid expenses                                                         53,448

                                                                    459,128,122
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           141,712

Payable for investment securities purchased                         172,857,462

Payable for shares of Beneficial Interest redeemed                      425,135

Payable for futures variation margin--Note 4                             17,109

Accrued expenses and other liabilities                                   76,813

                                                                    173,518,231
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      285,609,891
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     282,920,524

Accumulated distributions in excess of investment income--net          (628,230)

Accumulated net realized gain (loss) on investments                   4,026,732

Accumulated net unrealized appreciation

  (depreciation) on investments (including $303,937

  net unrealized appreciation on financial futures)                    (709,135)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      285,609,891
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                     18,461,280

NET ASSET VALUE, offering and redemption price per share ($)              15.47

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             5,127,167

Cash dividends                                                         362,118

TOTAL INCOME                                                         5,489,285

EXPENSES:

Management fee--Note 3(a)                                              845,323

Shareholder servicing costs--Note 3(b)                                 155,841

Professional fees                                                       40,478

Custodian fees--Note 3(b)                                               35,044

Trustees' fees and expenses--Note 3(c)                                  26,647

Prospectus and shareholders' reports                                    21,971

Registration fees                                                       15,598

Miscellaneous                                                           12,948

TOTAL EXPENSES                                                       1,153,850

Less--reduction in management
  fee due to undertaking--Note 3(a)                                   (187,734)

NET EXPENSES                                                           966,116

INVESTMENT INCOME--NET                                               4,523,169
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                  6,305,175

  Short sale transactions                                              (48,769)

Net realized gain (loss) on financial futures                       (2,043,769)

NET REALIZED GAIN (LOSS)                                             4,212,637

Net unrealized appreciation (depreciation) on
  investments (including $261,945 net unrealized
  appreciation on financial futures)                                (4,612,757)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (400,120)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,123,049

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2003            Year Ended
                                              (Unaudited)     December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,523,169           8,779,644

Net realized gain (loss) on investments         4,212,637           7,138,087

Net unrealized appreciation
   (depreciation) on investments               (4,612,757)          2,030,031

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    4,123,049          17,947,762
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (5,162,716)          (9,256,016)

Net realized gain on investments              (1,702,214)          (4,744,003)

TOTAL DIVIDENDS                               (6,864,930)         (14,000,019)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  38,094,780         150,843,612

Dividends reinvested                            6,121,553          12,181,003

Cost of shares redeemed                      (28,319,508)         (54,864,575)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      15,896,825          108,160,040

TOTAL INCREASE (DECREASE) IN NET ASSETS       13,154,944          112,107,783
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           272,454,947          160,347,164

END OF PERIOD                                 285,609,891          272,454,947

Undistributed (distributions in
   excess of) investment income--net             (628,230)             11,317
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,445,197           9,671,577

Shares issued for dividends reinvested            393,809             780,368

Shares redeemed                               (1,820,481)          (3,522,657)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,018,525            6,929,288

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                         Six Months Ended                            Year Ended December 31,
                                            June 30, 2003          -----------------------------------------------------------------
                                              (Unaudited)           2002          2001(a)       2000          1999           1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.62         15.25         14.97         14.39          15.01         15.32

Investment Operations:

Investment income--net                                 .25(b)        .63(b)        .85(b)        .92            .96           .97

Net realized and unrealized

   gain (loss) on investments                         (.03)          .70           .30           .57           (.54)         (.26)

Total from Investment Operations                       .22          1.33          1.15          1.49            .42           .71

Distributions:

Dividends from investment
   income--net                                        (.28)         (.68)         (.87)         (.91)          (.96)         (.97)

Dividends from net realized
   gain on investments                                (.09)         (.28)           --            --           (.06)         (.05)

Dividends in excess of net
   realized gain on investments                         --            --            --            --           (.02)           --

Total Distributions                                   (.37)         (.96)         (.87)         (.91)         (1.04)        (1.02)

Net asset value, end of period                       15.47         15.62         15.25         14.97          14.39         15.01
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      1.46(c)       8.87          7.70         11.01           2.82          4.71

                                                                                                     The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)


                                          Six Months Ended                            Year Ended December 31,
                                             June 30, 2003          ----------------------------------------------------------------
                                               (Unaudited)          2002          2001(a)        2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                            .69(d)           .65           .65            .65            .65           .65

Ratio of interest expense and
   loan commitment fees
   to average net assets                                --            --           .00(e)         .01            .90           .17

Ratio of net investment income

   to average net assets                           3.21(d)          4.06          5.62           6.31           6.54          6.34

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                          .13(d)           .17           .22            .33            .34           .39

Portfolio Turnover Rate                          295.82(c)        557.74        568.70         666.82         366.43        388.97
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     285,610       272,455       160,347        121,654        112,252        96,846

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THESE CHANGES FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET
     INVESTMENT  INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED  GAIN
     (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND DECREASE THE RATIO OF
     NET INVESTMENT  INCOME TO AVERAGE NET ASSETS FROM 5.66% TO 5.62%. PER SHARE
     DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE
     NOT BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

(E)   AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC U.S. Mortgage Securities Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective seeks to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills, financial futures and options) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded at the last sales price on the national securities market. Options traded over-the-counter are priced at the mean between the bid prices and asked prices.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income including, where applicable, amortization of discount and premium on investments is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $1,817 during the period ended June
30, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2002 was as follows: ordinary income

$13,335,515 and long-term capital gains $664,504. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2003, the fund did not borrow under either line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a Management Agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken until such time as they give shareholders at least 90 days' notice to the contrary, if the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, but including the management fee, exceed an annual rate of .65 of 1% of the value of the fund' s average daily net assets, the fund may deduct from the payments to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The reduction in management fee, pursuant to the undertaking, amounted to $187,734 during the period ended June 30, 2003.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining share-

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

holder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2003, the fund was charged $69,830 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2003, the fund was charged $50,897 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2003, the fund was charged $35,044 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund' s relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. During the period ended June 30, 2003, the fund derived $362,118 in income from these investments, which is included as dividend income in the fund's Statement of Operations.


NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities and financial futures during the period ended June 30, 2003:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                     1,050,640,705        1,011,161,573

Short sale transactions                   3,616,484            3,567,715

     TOTAL                            1,054,257,189        1,014,729,288

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian, of cash and/or U.S. Government securities sufficient to cover the short position. At June 30, 2003, there were no securities sold short outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the contract is traded and is subject to change. Contracts open at June 30, 2003, are set forth in the Statement of Financial Futures.

The fund may purchase or sell securities on a forward commitment basis. The price of the underlying securities is fixed at the time the transaction is negotiated and settlement may take place a month or more after that date. With respect to purchase commitments, the fund will identify securities as segregated in its records with a value at least equal to the amount of its commitments. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not meet the terms of the settlement agreement, or if the issuer does not issue the securities due to political, economic, or other factors.

At  June  30,  2003,  accumulated net unrealized depreciation on investments was
$1,013,072,   consisting   of   $6,352,653  gross  unrealized  appreciation  and
$7,365,725 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Reverse Repurchase Agreements:

The fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the fund of an underlying debt instrument in return for cash proceeds based on a percentage of value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. Reverse repurchase agreements may subject the fund to interest rate risk and counterparty credit risk. At June 30, 2003, there were no reverse repurchase agreements outstanding.


PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:



                                                                                                       Shares
                                                                                ----------------------------------------------------
                                                                                   For                   Against           Abstained
                                                                                ----------------------------------------------------

To change the fund's investment objective                                        8,776,826               736,348             195,556

                                                                                                     The Fund




NOTES

                     For More Information

                        Dreyfus BASIC  U.S. Mortgage Securities Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  080SA0603


ITEM 2.     CODE OF ETHICS.

                    Not applicable.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

                    Not applicable.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                    Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

                    Not applicable.

ITEM 6.     [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                    Not applicable.

ITEM 8.      [RESERVED]

ITEM 9.      CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal controls over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1)      Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus BASIC U.S. Mortgage Securities Fund

By:   /S/STEPHEN E. CANTER
      -----------------------
      Stephen E. Canter
      Chief Executive Officer

Date:  September 3, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/STEPHEN E. CANTER
      -----------------------
      Stephen E. Canter
      Chief Executive Officer

Date:  September 3, 2003

By:   /S/JAMES WINDELS
      -----------------------
      James Windels
      Chief Financial Officer

Date:  September 3, 2003


                                EXHIBIT INDEX

            (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

            (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)